                                                                    EXHIBIT 23.3


                          Independent Auditors' Consent


The Board of Directors
R.J. Steichen & Co.:

We consent to the inclusion in this registration statement of Stockwalk.com Group, Inc. on Form S-4 of our report dated October 27, 1999 for R.J. Steichen & Co., and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP


Minneapolis, Minnesota
September 5, 2000